UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2026

GREENPRO CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-38308	98-1146821
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

B-23A-02, G-Vestor Tower

Pavilion Embassy, 200 Jalan Ampang

50450 W.P. Kuala Lumpur, Malaysia

(Address of principal executive offices) (Zip Code)

(60) 3 8408-1788

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	GRNQ	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 13, 2026, Greenpro Capital Corp., a Nevada corporation (the “Company”, “us”, “we” or “our”), entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Forekast Limited, a company formed under the laws of the British Virgin Islands (“Forekast”) and the shareholders of Forekast listed on Annex A thereto (the “Forekast Shareholders”).

The Share Exchange Agreement contained customary representations, warranties, covenants, closing conditions and termination provisions and provided for a closing date of March 31, 2026 (the “Closing Date”), subject to the terms set forth therein

On March 31, 2026, all conditions to closing were satisfied, and the Company consummated the transactions contemplated by the Share Exchange Agreement. At closing, the Company acquired 1,360 ordinary shares of Forekast from the Forekast Shareholders, representing 13.6% of Forekast’s outstanding equity interests on a fully diluted basis as of the Closing Date. In consideration therefor, the Company issued to the Forekast Shareholders an aggregate of 8,500,000 shares of its common stock, par value $0.0001 (the “Common Stock”), such shares constituting the “Exchange Shares”. The transaction constituted a minority investment in Forekast and did not result in the Company obtaining control of Forekast.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Share Exchange Agreement filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 17, 2026.

Item 3.02. Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Company issued the Exchange Shares to the Forekast Shareholders in a private transaction as consideration for the minority investment described in Item 1.01 above. The issuance was made in reliance on the exemption from registration provided by Rule 506 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Exchange Shares were issued without general solicitation or general advertising and are “restricted securities” within the meaning of Rule 144 under the Securities Act.

Set forth below are the details of the share exchange in connection with the minority investment in Forekast described above, as extracted from Annex A to the Share Exchange Agreement:

Forekast Shareholders	Forekast shares received by the Company	The Company’s common stock received by Forekast Shareholders
BHL Ltd.	520	3,250,000
Moira Venture Limited	120	750,000
Renhari Limited	180	1,125,000
Joharne Limited	180	1,125,000
Crescent East Limited	180	1,125,000
Stratifi Global Limited	180	1,125,000
Total shares	1,360	8,500,000

The calculations in the table below are based on 17,125,813 shares and 8,625,813 shares of the Company’s Common Stock, issued and outstanding as of March 31, 2026 (the “Closing Date”) and March 30, 2026, respectively.

	March 31, 2026 (the Closing Date)		March 30, 2026
Name of Beneficial Owner	Number of Shares Beneficially Owned(2)	Percentage of Shares Beneficially Owned(2)	Number of Shares Beneficially Owned(2)	Percentage of Shares Beneficially Owned(2)

Directors and Executive Officers(1)

Lee, Chong Kuang(3) Chief Executive Officer, President and Director	1,739,034	10.15%	1,739,034	20.16%

Loke, Che Chan Gilbert(4) Chief Financial Officer, Secretary, Treasurer and Director	1,387,084	8.10%	1,387,084	16.08%

Sheth, Prabodh Kumar Kantilal H Independent Director	-	-	-	-

Chuchottaworn, Srirat Independent Director	122,250	0.71%	122,250	1.42%

Han, Mean Kwong Independent Director	-	-	-	-

Chew, Chee Wah Independent Director	3,632	0.02%	3,632	0.04%

Wong, Christopher Yu Nien Independent Director	1,396	0.01%	1,396	0.02%

Yap, Pei Ling(3)(5) Officer	165,915	0.97%	165,915	1.92%

Chen, Yanhong(6) Officer	2,640	0.02%	2,640	0.03%

All directors and officers as a group (9 persons named above)	3,421,951	19.98%	3,421,951	39.67%

Principal Shareholders:

Good Girl Environmental Plant Research Center Limited	555,000	3.24%	555,000	6.43%
BHL Ltd.(7)	3,250,000	18.98%	-	-
Moira Venture Limited(8)	750,000	4.38%	-	-
Renhari Limited(9)	1,125,000	6.57%	-	-
Joharne Limited(10)	1,125,000	6.57%
Crescent East Limited(11)	1,125,000	6.57%
Stratifi Global Limited(12)	1,125,000	6.57%
	9,055,000	52.88%	555,000	6.43%

Other owners of the Company	4,648,862	27.14%	4,648,862	53.90%

Total	17,125,813	100.00%	8,625,813	100.00%

(1)	Except as otherwise set forth below, the business address of our directors and executive officers is B-23A-02, G-Vestor Tower, Pavilion Embassy, 200 Jalan Ampang, 50450 W.P. Kuala Lumpur, Malaysia.

(2)	Based on 17,125,813 shares and 8,625,813 shares of Common Stock outstanding as of March 31, 2026 and March 30, 2026, together with securities exercisable or convertible into shares of Common Stock within 60 days of March 31, 2026 and March 30, 2026, respectively. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of March 31, 2026 and March 30, 2026, respectively are deemed to be beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Comprising 1,739,034 shares of our Common Stock held by Mr. Lee, Chong Kuang and 165,915 shares of our Common Stock held by his spouse, Ms. Yap, Pei Ling, a director of two of our subsidiaries. In the aggregate of the shares held by Mr. Lee and Ms. Yap, 1,904,949 shares or 11.12% and 22.08% of the total issued and outstanding shares of Common Stock as of March 31, 2026 and March 30, 2026, respectively.

(4)	Comprising 1,065,084 shares of our Common Stock held by Mr. Loke, Che Chan Gilbert, 200,000 shares of our Common Stock held by Mr. Loke’s son, Loke, Sebastian Mun Foo and 122,000 shares of our Common Stock held by Mr. Loke’s other son, Loke, Mun Hang Conrad, respectively. Mr. Loke and his sons collectively hold 1,387,084 shares or 8.1% and 16.08% of the total issued and outstanding shares of Common Stock as of March 31, 2026 and March 30, 2026, respectively.

(5)	Ms. Yap, Pei Ling, spouse of Mr. Lee, Chong Kuang, is a shareholder of the Company and a director of two of our subsidiaries, Asia UBS Global Limited (Belize) and Asia UBS Global Limited (Hong Kong), respectively.

(6)	Ms. Chen, Yanhong is a shareholder of the Company and a director of our subsidiaries, Greenpro Management Consultancy Limited, Shenzhen Falcon Financial Consulting Limited, Falcon Corporate Services Limited, Falcon Accounting & Secretaries Limited and Greenpro Financial Consulting (Shenzhen) Limited (formerly known as Greenpro Synergy Network (Shenzhen) Limited), respectively.

(7)	BHL Limited was a 5.2% Forekast shareholder (held 520 Forekast shares) before the Closing Date of the Share Exchange.

(8)	Moira Venture Limited was a 1.2% Forekast shareholder (held 120 Forekast shares) before the Closing Date of the Share Exchange.

(9)	Renhari Limited was a 1.8% Forekast shareholder (held 180 Forekast shares) before the Closing Date of the Share Exchange.

(10)	Joharne Limited was a 1.8% Forekast shareholder (held 180 Forekast shares) before the Closing Date of the Share Exchange.

(11)	Crescent East Limited was a 1.8% Forekast shareholder (held 180 Forekast shares) before the Closing Date of the Share Exchange.

(12)	Stratifi Global Limited was a 1.8% Forekast shareholder (held 180 Forekast shares) before the Closing Date of the Share Exchange.

Item 9.01 Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENPRO CAPITAL CORP.

Date: April 6, 2026	By:	/s/ Lee Chong Kuang
	Name:	Lee Chong Kuang
	Title:	Chief Executive Officer, President, Director